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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 9, 2004

                       Renegade Venture (NEV) Corporation
                       ----------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Nevada                    000-28575                   84-1108499
         ------                    ---------                   ----------
       (State of                (Commission File             (IRS Employer
     Incorporation)                 Number)                Identification No.)

                         P.O. Box 23009 Tucson, AZ 85734
                         -------------------------------
                    (Address of principal executive offices)

                                 (520) 294-3481
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
             -----------------------------------------------------
          (Former Name or Former Address if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

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                                 AMENDMENT NO. 1

This Form 8-K/A amends the Form 8-K of Renegade Venture (NEV) Corporation (the "Company") dated December 8, 2004 to include the Press Release of the Company which provides further information related to the Consignment Agreement signed by the Company's wholly owed subsidiary, Hamilton Aerospace Technologies, Inc. ("Hamilton") to manage and sell a multi-million dollar aircraft parts inventory owned by Jetran International ("Jetran") which was contemporaneously assigned to the Company's wholly owned subsidiary, World Jet Corporation ("World Jet") for the management and sale of the consigned inventory.


ITEM 9.01. Financial Statements and Exhibits.


(c)  Exhibits

     Exhibit No.      Document
     -----------      --------

        99.1 Press Release of Renegade Venture (NEV) Corporation dated December 9, 2004.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 9, 2004
                                          Renegade Venture (NEV) Corporation
                                          (Registrant)


                                          By: /s/ John Sawyer
                                          --------------------------------------
                                          Name:   John Sawyer
                                          Title:  President